UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 19, 2013

State Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-35221	27-5301129
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1041 Veterans Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 832-9400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

On November 19, 2013, the Board of Directors of State Investors Bancorp, Inc. (the “Company”) approved a fourth share repurchase program which provides for the repurchase of up to 118,100 shares, or approximately 5.0% of the Company’s issued and outstanding shares of common stock after completion of its third repurchase program. The shares may be purchased in the open market or in privately negotiated transactions from time to time depending upon market conditions and other factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE INVESTORS BANCORP, INC.

Date: November 22, 2013	By:	/s/Anthony S. Sciortino
Anthony S. Sciortino
President and Chief Executive Officer

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